UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2024 (July 11, 2024)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

As previously disclosed, on May 28, 2024, ConocoPhillips, a Delaware corporation (“ConocoPhillips”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Marathon Oil Corporation (“Marathon”), a Delaware corporation, and Puma Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of ConocoPhillips (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Marathon (the “Merger”), with Marathon surviving the Merger as a wholly owned subsidiary of ConocoPhillips.

On July 11, 2024, ConocoPhillips and Marathon each received a request for additional information and documentary materials (“Second Request”) from the Federal Trade Commission (“FTC”) in connection with the FTC’s review of the Merger. The effect of a Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvement Acts of 1976, as amended (“HSR Act”), until 30 days after each of ConocoPhillips and Marathon has substantially complied with the Second Request issued to it, unless that period is terminated sooner by the FTC. Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act, and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

ConocoPhillips and Marathon continue to work constructively with the FTC in its review of the Merger and continue to expect that the Merger will be completed in the fourth quarter of 2024, subject to the fulfillment of the closing conditions in the Merger Agreement, including receipt of required regulatory approvals and approval of Marathon’s stockholders.

Forward-Looking Statements

This communication includes “forward-looking statements” as defined under the federal securities laws. All statements other than statements of historical fact included or incorporated by reference in this communication, including, among other things, statements regarding the proposed business combination transaction between ConocoPhillips and Marathon, future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of ConocoPhillips’ or Marathon’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ConocoPhillips or Marathon expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ConocoPhillips’ or Marathon’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in forward-looking statements: ConocoPhillips’ ability to successfully integrate Marathon’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits and synergies of the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips or Marathon will be unable to retain and hire key personnel; the risk associated with Marathon’s ability to obtain the approval of its stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment (and with respect to increases in ConocoPhillips’ share repurchase program, such increases are not intended to exceed shares issued in the transaction); the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; unanticipated difficulties, liabilities or expenditures relating to the transaction; the effect of the announcement, pendency or completion of the proposed transaction on the parties’ business relationships and business operations generally; the effect of the announcement or pendency of the proposed transaction on the parties’ common stock prices and uncertainty as to the long-term value of ConocoPhillips’ or Marathon’s common stock; risks that the proposed transaction disrupts current plans and operations of ConocoPhillips or Marathon and their respective management teams and potential difficulties in hiring or retaining employees as a result of the proposed transaction; rating agency actions and ConocoPhillips’ and Marathon’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by Organization of Petroleum Exporting Countries and other producing countries and the resulting company or third-party actions in response to such changes; insufficient liquidity or other factors that could impact ConocoPhillips’ ability to repurchase shares and declare and pay dividends such that ConocoPhillips suspends its share repurchase program and reduces, suspends or totally eliminates dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; potential failures or delays in delivering on ConocoPhillips’ current or future low-carbon strategy, including ConocoPhillips’ inability to develop new technologies; disruptions or interruptions impacting the transportation for ConocoPhillips’ or Marathon’s oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips’ or Marathon’s business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; ConocoPhillips’ ability to collect payments when due, including ConocoPhillips’ ability to collect payments from the government of Venezuela or PDVSA; ConocoPhillips’ ability to complete any other announced or any other future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any other announced or any future dispositions or any other acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of those transactions or ConocoPhillips’ remaining business; business disruptions following any announced or future dispositions or other acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from ConocoPhillips’ announced or any future dispositions in the manner and timeframe anticipated, if at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; the impact of competition and consolidation in the oil and gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to ConocoPhillips’ or Marathon’s businesses; disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting ConocoPhillips’ or Marathon’s businesses generally as set forth in their filings with the Securities and Exchange Commission (the “SEC”). The registration statement on Form S-4 and preliminary proxy statement/prospectus filed with the SEC describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the registration statement on Form S-4 and preliminary proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ConocoPhillips’ and Marathon’s respective periodic reports and other filings with the SEC, including the risk factors contained in ConocoPhillips’ and Marathon’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither ConocoPhillips nor Marathon undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ConocoPhillips has filed with the SEC a registration statement on Form S-4, which includes a preliminary proxy statement of Marathon that also constitutes a preliminary prospectus of ConocoPhillips common shares to be offered in the proposed transaction. Each of ConocoPhillips and Marathon may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that ConocoPhillips or Marathon may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Marathon. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and definitive proxy statement/prospectus (if and when available) and other documents containing important information about ConocoPhillips, Marathon and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com or by contacting ConocoPhillips’ Investor Relations Department by email at investor.relations@conocophillips.com or by phone at 281-293-5000. Copies of the documents filed with the SEC by Marathon will be available free of charge on Marathon’s website at www.ir.marathonoil.com or by contacting Marathon at 713-629-6600.

Participants in the Solicitation

ConocoPhillips, Marathon and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ConocoPhillips is set forth in (i) ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders under the headings “Executive Compensation”, “Item 1: Election of Directors and Director Biographies” (including “Related Party Transactions” and “Director Compensation”), “Compensation Discussion and Analysis”, “Executive Compensation Tables” and “Stock Ownership”, which was filed with the SEC on April 1, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000130817924000384/cop4258041-def14a.htm, (ii) ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 15, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1163165/000116316524000010/cop-20231231.htm and (iii) to the extent holdings of ConocoPhillips securities by its directors or executive officers have changed since the amounts set forth in ConocoPhillips’ proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001163165&entityName=CONOCOPHILLIPS%2520(COP)%2520(CIK%25200001163165)). Information about the directors and executive officers of Marathon is set forth in (i) Marathon’s proxy statement for its 2024 annual meeting of stockholders under the headings “Proposal 1: Election of Directors”, “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, “Compensation Discussion and Analysis”, “Executive Compensation” and “Transactions with Related Persons”, which was filed with the SEC on April 10, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/101778/000010177824000082/mro-20240405.htm, (ii) Marathon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/101778/000010177824000023/mro-20231231.htm, (iii) the registration statement on Form S-4, including under the headings “Interests of Marathon Oil Directors and Executive Officers in the Merger”, “Treatment of Marathon Oil Equity Awards”, “Marathon Oil Corporation Officer Change in Control Severance Benefits Plan”, “2024 Annual Cash Bonus”, “Retention Program”, “Other Compensation Matters”, “Merger-Related Compensation”, “Potential Employment Arrangements with ConocoPhillips”, “Indemnification and Insurance”, and “Share Ownership of Certain Beneficial Owners and Management/Directors of Marathon Oil” in the preliminary proxy statement/prospectus forming part thereof, which was filed by ConocoPhillips with the SEC on June 25, 2024 and is available at https://www.sec.gov/Archives/edgar/data/1163165/000110465924074456/tm2416360-3_s4.htm and (iv) to the extent holdings of Marathon securities by its directors or executive officers have changed since the amounts set forth in the preliminary proxy statement/prospectus, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0000101778&entityName=MARATHON%2520OIL%2520CORP%2520(MRO)%2520(CIK%25200000101778)).

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by ConocoPhillips and Marathon will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by ConocoPhillips will be available free of charge on ConocoPhillips’ website at www.conocophillips.com/ and those filed by Marathon will be available free of charge on Marathon’s website at www.ir.marathonoil.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
Kelly B. Rose
Senior Vice President, Legal,
General Counsel and Corporate Secretary

July 12, 2024

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